DST SYSTEMS, INC.
                                  MASTER TRUST

























                          Effective as of January, 1998



                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I             DEFINITION OF TERMS AND CONSTRUCTION..................  2
         1.1          Definitions...........................................  2
         1.2          Construction in Accordance with Participating Plans...  3
         1.3          Plurals and Gender....................................  3
         1.4          Headings and Subheadings..............................  3

ARTICLE II            TRUST FUND AND PARTICIPATING PLANS....................  4
         2.1          The Trust Fund........................................  4
         2.2          Participation in the Fund.............................  4
         2.3          Maintenance of Separate Trusts........................  4

ARTICLE III           CONTRIBUTIONS.........................................  5
         3.1          Contributions by Employers............................  5
         3.2          Transfers from Separate Trusts........................  5
         3.3          Discontinuance of Contributions.......................  5

ARTICLE IV            DUTIES OF THE EMPLOYER AND THE ADMINISTRATOR
                      OF EACH PARTICIPATING PLAN............................  6
         4.1          Information and Data to be Furnished the Trustee......  6
         4.2          Diversification of Plan Assets........................  6
         4.3          Limitation of Duties..................................  6
         4.4          Limitation of Liability...............................  6

ARTICLE V             ESTABLISHMENT OF SEPARATE ACCOUNTS....................  7
         5.1          Establishment of Separate Plan Accounts...............  7
         5.2          Composition of Trust Fund.............................  7
         5.3          Establishment of Directed Fund(s) and General Fund....  7
         5.4          Establishment of Additional Accounts..................  7
         5.5          Receipt of Contributions..............................  7
         5.6          Disbursements from Trust Fund.........................  8
         5.7          Disputes as to Payments...............................  8
         5.8          Valuation of the Trust Fund...........................  8
         5.9          Allocation of Earnings, Losses and Expenses of Fund Among
                      Separate Plan Accounts................................  9

ARTICLE VI            DUTIES AND POWERS OF THE TRUSTEE....................... 10
         6.1          Accounting, Reports, Records and Certificates.......... 10
         6.2          Agents................................................. 11
         6.3          General Powers of the Trustee.......................... 11
         6.4          Investment Powers of the Trustee....................... 11
         6.5          Liability of the Trustee............................... 14
         6.6          Fees and Expenses...................................... 15
         6.7          Freedom From Liability as to Validity of Agreement..... 15

                                       -i-

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

ARTICLE VII           INVESTMENT MANAGER..................................... 16
         7.1          Appointment of Investment Manager...................... 16
         7.2          Qualification of Investment Manager.................... 16
         7.3          Establishment of Directed Funds........................ 16
         7.4          Powers and Duties of the Investment Manager............ 17
         7.5          Duties of the Trustee.................................. 18
         7.6          Fees of Investment Manager............................. 18
         7.7          Removal of Investment Manager.......................... 18
         7.8          Liability of Trustee................................... 19
         7.9          Sponsor May Act Through Administrator.................. 19

ARTICLE VII           RESIGNATION OR REMOVAL OF TRUSTEE...................... 20
         8.1          Resignation of Trustee................................. 20
         8.2          Removal of Trustee..................................... 20
         8.3          Effective Date of Resignation or Removal............... 20
         8.4          Effect of Removal or Resignation, Appointment of
                      Successor.............................................. 20

ARTICLE IX            CONTINUANCE AND TERMINATION OF THIS AGREEMENT.......... 22
         9.1          Term of this Agreement................................. 22
         9.2          Manner and Effect of Termination....................... 22

ARTICLE X             TERMINATION OR WITHDRAWAL OF A PARTICIPATING
                      PLAN; TRANSFER OF ASSETS TO SEPARATE TRUST............. 23
         10.1         Termination of a Participating Plan.................... 23
         10.2         Withdrawal of a Participating Plan..................... 23
         10.3         Transfer of Assets to Separate Trust................... 23
         10.4         Irrevocability of Contributions........................ 24

ARTICLE XI            AMENDMENTS............................................. 25
         11.1         Amendments Suggested by the Treasury Department........ 25
         11.2         Other Amendments....................................... 25

ARTICLE XII           MISCELLANEOUS.......................................... 26
         12.1         Reliance............................................... 26
         12.2         Persons Dealing with the Trustee....................... 26
         12.3         Advice of Sponsor, Counsel, Etc........................ 26
         12.4         Notices................................................ 26
         12.5         Judicial Accounting.................................... 27


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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

         12.6         No Bond or Security Required........................... 27
         12.8         Law.................................................... 28
         12.9         Invalidity............................................. 28
         12.10        Copies................................................. 28


                                      -iii-


         THIS MASTER TRUST AGREEMENT, made as of this 31 day of December, 1997, is by and between DST Systems, Inc., a Delaware corporation (the "Sponsor"), and UMB Bank, N.A., as Trustee (the "Trustee"):


                                   WITNESSETH:


         WHEREAS, DST Systems, Inc. is the sponsor of the DST Systems, Inc. Profit Sharing Plan and Trust Agreement (the "Profit Sharing Plan") and the Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. (the "ESOP"); and

         WHEREAS, the Sponsor desires to establish this Master Trust with the Trustee to facilitate commingling for investment purposes some or all of the assets of the Profit Sharing Plan and the ESOP, and such other tax-qualified retirement plans of the Sponsor or its affiliates as may desire to participate in the Master Trust (the "Participating Plans"); and

         WHEREAS, certain investment managers have heretofore been appointed with respect to the Trust Fund assets of the Participating Plans, and it is contemplated that such investment managers will continue their services under this Master Trust; and

         WHEREAS, the Trustee desires to serve as Trustee under this Master Trust Agreement on the terms and conditions hereinafter set forth; and

         WHEREAS, the Sponsor intends that this Master Trust shall qualify for tax exemption under Section 501(a) of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, in consideration of the mutual promises, the mutual covenants and agreements herein contained, and other good and valuable considerations, the receipt of which is hereby acknowledged, the Sponsor and the Trustee agree, effective as of 12:01 a.m. January 1, 1998, as follows:


                                    ARTICLE I

                      DEFINITION OF TERMS AND CONSTRUCTION

1.1      DEFINITIONS.

         Unless a different meaning is plainly implied by the context, the following terms as used in this Master Trust Agreement shall have the following meaning:

         (a) "ACT" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, or any successor statute.

         (b) "ADMINISTRATOR" means the Advisory Committee or other administrative committee provided for in a Participating Plan, or the members of such committee, as appropriate.

         (c) "AFFILIATE" means any corporation or trust which is owned or controlled, either directly or indirectly, by the Sponsor or any entity related to the Sponsor.

         (d) "BOARD OF DIRECTORS" means the Board of Directors of the Sponsor or any duly authorized committee thereof, unless the context clearly indicates otherwise.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         (f) "EMPLOYER" means the Sponsor and each Affiliate which elects to participate hereunder with the consent of the Sponsor.

         (g) "ESOP" means the Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc.

         (h) "FUND" or "TRUST FUND" means the assets held by the Trustee under this Master Trust Agreement.

         (i) "MASTER TRUST" means the trust embodied in this Agreement, and any amendments thereto.

         (j) "PARTICIPATING PLAN" means the Profit Sharing Plan, the ESOP, and any other defined contribution plan of an Employer which adopts this Master Trust as a funding vehicle in accordance with Sections 2.2 and 2.3 hereof.

         (k) "PROFIT SHARING PLAN" means the DST Systems, Inc. Profit Sharing Plan and Trust Agreement.

         (l) "SEPARATE PLAN ACCOUNT" has the meaning ascribed to such term in
Section 5.1.

         (m) "SEPARATE TRUST" means any trust (other than this Master Trust) established by an Employer to create a funding vehicle for a Participating Plan.

         (n) "SPONSOR" means DST Systems, Inc. or any successor thereto by merger, consolidation or otherwise.

         (o) "TRUSTEE" means UMB Bank, N.A., or such other successor trustee as may be duly appointed and qualified in accordance with this Agreement.

         (p) "VALUATION DATE" means each valuation date under any Participating Plan and any other date as of which the Sponsor directs a valuation of the Trust Fund.

1.2      CONSTRUCTION IN ACCORDANCE WITH PARTICIPATING PLANS.

         Unless the context of this Master Trust Agreement clearly indicates otherwise, the terms used herein shall be construed in accordance with the terms of each Participating Plan.

1.3      PLURALS AND GENDER.

         Where appearing in this Master Trust Agreement, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

1.4      HEADINGS AND SUBHEADINGS.

         The headings and subheadings in this Master Trust Agreement are inserted for convenience only and are to be ignored in any construction of the provisions thereof.

                                   ARTICLE II

                       TRUST FUND AND PARTICIPATING PLANS

2.1      THE TRUST FUND.

         The Sponsor hereby establishes with the Trustee the Trust Fund consisting of any transfer of assets from a Separate Trust of a Participating Plan, and any contributions made by an Employer to this Trust for purposes of a Participating Plan, together with any income, gains or profits, and less any distributions, expenses and losses thereon. The Trustee shall hold, invest, reinvest, manage, administer and distribute the assets of the Fund in accordance with the provisions of this Agreement for the exclusive benefit of the employees who are covered by the Participating Plans and their beneficiaries. Even though several Participating Plans may be funded under this Trust Agreement, the share of the Fund allocable to each Participating Plan, as determined in accordance with Section 5.1 hereof, shall be a separate trust fund for the exclusive benefit of the participants in such Participating Plan and their beneficiaries and shall not be liable for any expenses, debts, expenditures, or liabilities that are not properly allocable or chargeable to the Separate Plan Account of such Participating Plan pursuant to the terms of this Agreement.

2.2      PARTICIPATION IN THE FUND.

         In addition to the Profit Sharing Plan and the ESOP, any defined contribution plan of an Employer may be funded in whole or in part through this Master Trust and become a Participating Plan hereunder provided all of the following conditions have been met:

         (a) such plan meets the requirements for qualification contained in
Section 401(a) of the Code;

         (b) the Employer has adopted this Master Trust as a funding vehicle under such plan; and

         (c) the Sponsor and the Trustee have consented in writing to the Employer's adoption of the Master Trust.

2.3      MAINTENANCE OF SEPARATE TRUSTS.

         Nothing contained in this Master Trust Agreement shall be construed as
(i) terminating the Separate Trust of any Participating Plan; or (ii) preventing an Employer or any Participating Plan from maintaining a Separate Trust as an additional funding vehicle for a Participating Plan.

                                   ARTICLE III

                                  CONTRIBUTIONS

3.1      CONTRIBUTIONS BY EMPLOYERS.

         (a) Each Employer shall contribute and pay over to the Trustee, annually or more often, as the Employer shall decide, such amounts as it may determine with respect to each Participating Plan. Contributions may be made by the Employer to the Trustee in the form of cash, securities or any other property permissible under the Code. If a Separate Trust is maintained for a Participating Plan, the Employer may, at its discretion, make contributions to the Separate Trust in lieu of, or in addition to, contributions under this Master Trust.

         (b) Anything hereinabove to the contrary notwithstanding, an Employer may at any time that it so elects, anticipate (by increasing) the payment of any contributions which may hereafter become due from it under a Participating Plan.

3.2      TRANSFERS FROM SEPARATE TRUSTS.

         Each Employer that maintains a Separate Trust for a Participating Plan may, at any time, cause all or part of the assets of the Separate Trust to be transferred to the Trustee and held pursuant to the terms of this Master Trust, and (ii) in accordance with Section 5.6 hereof cause all or part of the assets of the Separate Plan Account in this Master Trust to be transferred to the Trustee of the Separate Trust for such Participating Plan and held pursuant to the terms of such Separate Trust.

3.3      DISCONTINUANCE OF CONTRIBUTIONS.

         Except as may be expressly set forth in a Participating Plan, an Employer assumes no contractual obligation to continue contributions to any Participating Plan but has specifically reserved therein the right at any time and for any reason to discontinue any Participating Plan and the contributions provided to be made thereunder. Failure by an Employer to continue a Participating Plan or to make contributions provided to be made thereunder shall not give rise to any liability on its part whatsoever other than for contributions provided to be made prior to the effective date of the termination of such Participating Plan.

                                   ARTICLE IV

                  DUTIES OF THE EMPLOYER AND THE ADMINISTRATOR
                           OF EACH PARTICIPATING PLAN

4.1 INFORMATION AND DATA TO BE FURNISHED THE TRUSTEE.

         In addition to making the contributions called for in Article III hereof, each Employer, through the Administrator of a Participating Plan, agrees to furnish the Trustee with such information and data relative to such Participating Plan as is necessary for the proper administration of the Fund established hereunder. An Employer shall promptly notify the Trustee in the event that the Internal Revenue Service proposes to disallow the qualified status of any Participating Plan or this Master Trust.

4.2      DIVERSIFICATION OF PLAN ASSETS.

         If a Separate Trust is used as a funding medium for a Participating Plan in addition to this Master Trust, the Employer maintaining such Participating Plan, through its Administrator shall be responsible for determining the proper diversification policy with respect to the investment of such Participating Plan's assets, for monitoring adherence to such policy and for advising the Trustee with respect to its compliance with any investment limitations on Employer securities, if any, or Employer real property, if any, or other property contained in such Participating Plan or imposed on the Participating Plan by applicable statute.

4.3      LIMITATION OF DUTIES.

         Neither the Employer nor any of its officers, trustees or directors, nor the Administrator of any Participating Plan, shall have any duties or obligations with respect to this Master Trust Agreement, except those expressly set forth in Articles III, IV and VII hereof and in such Participating Plan or Plans.

4.4      LIMITATION OF LIABILITY.

         Except as otherwise provided by law, no Employer, nor any of its officers, trustees or directors, nor the Administrator of a Participating Plan, shall in any way be liable or responsible to any participant, beneficiary, trustee or any other person, firm or corporation whatsoever for any acts of omission or commission in connection with their duties as specified in Articles III, IV and VII hereof, unless such act of omission or commission is due to his or its own individual, willful and intentional nonfeasance, malfeasance or misfeasance.

                                    ARTICLE V

                       ESTABLISHMENT OF SEPARATE ACCOUNTS

5.1      ESTABLISHMENT OF SEPARATE PLAN ACCOUNTS.

         The Trustee shall establish and maintain a separate plan account for each Participating Plan (the "Separate Plan Account") into which shall be paid the contributions made by the Employer for such Plan or transfer of assets from the Separate Trust for such Plan, which contributions and transfers, together with any income, gains or profits, less distributions, expenses and losses, shall comprise a separate trust fund for such Participating Plan. The establishment of a Separate Plan Account hereunder shall be for accounting and bookkeeping purposes only and shall not require a segregation of any part of the assets of the Trust Fund, and no Participating Plan, or a participant or former participant of a Participating Plan, shall acquire any right to or interest in any specific asset of the Fund. The Trustee shall hold, invest, reinvest, manage, administer and distribute the assets of each Separate Plan Account, as hereinafter set forth, for the exclusive benefit of the employees participating in such Participating Plan and their beneficiaries. If an Employer maintains more than one Participating Plan, the Employer shall advise the Trustee as to which Separate Plan Account contributions made by it are to be credited.

5.2      COMPOSITION OF TRUST FUND.

         The assets of all Separate Plan Accounts held by the Trustee shall comprise the Trust Fund.

5.3      ESTABLISHMENT OF DIRECTED FUND(S) AND GENERAL FUND.

         The Trustee shall establish and maintain a segregated account designated as the "Directed Fund" for each Investment Manager appointed by the Sponsor pursuant to Article VII. A Directed Fund shall be comprised of that portion of the Fund allocated to such Investment Manager pursuant to Article
VII. The amount of the Fund not allocated to a Directed Fund of an Investment Manager pursuant to Article VII shall be held by the Trustee in a segregated account designated as the "General Fund."

5.4      ESTABLISHMENT OF ADDITIONAL ACCOUNTS.

         For efficiency or convenience of investment or administration, the Trustee shall divide the Fund into one or more subfunds as directed by the Sponsor or as the Trustee deems advisable.

5.5      RECEIPT OF CONTRIBUTIONS.

         The Trustee shall accept and hold in the Fund contributions made by an Employer under each Participating Plan and transfers of assets from the Separate Trust of any Participating Plan. The Trustee shall not be responsible in any way for the administration of the Participating Plan and shall be under no duty to determine whether the amount of any contribution is in accordance with a Participating Plan or to collect or enforce payment of any contribution. The Trustee shall not be responsible for the adequacy of the funding method adopted by the Employer for a Participating Plan, nor for the insufficiency of the Fund attributable to such plan funding method.

5.6      DISBURSEMENTS FROM TRUST FUND.

         (a) The Trustee shall make payment from the Trust Fund to such persons (who may include the Administrator of a Participating Plan or any members thereof or the trustee of a Separate Trust), in such manner, at such times, and in such amounts as the Administrator of a Participating Plan may from time to time direct. Each such direction shall be in the form of a certificate setting forth the names and addresses of, and the amounts payable to, the persons named therein and certifying that such persons are entitled to receive benefits under the Participating Plan in the amounts and at the times stated in such certificate. Payments shall be made by the Trustee to the persons or companies named in such certificate at their addresses therein set forth. All such payments shall be charged against the Separate Plan Account of the Participating Plan to which the payment relates.

         (b) The Trustee shall also make disbursements from the Fund to defray all reasonable expenses incurred in managing and maintaining the assets of the Fund unless other arrangements for their payment are made by the Sponsor. Any such disbursements shall be charged against the Separate Plan Account of each Participating Plan in accordance with Section 5.9.

5.7      DISPUTES AS TO PAYMENTS.

         In the event that any dispute shall arise as to the persons to whom payments and the delivery of any fund or property shall be made by the Trustee, or the amounts thereof, the Trustee may retain such payments and/or postpone such delivery until actual adjudication of such dispute shall have been made in a court of competent jurisdiction as provided herein or it shall be indemnified against loss to its satisfaction.

5.8      VALUATION OF THE TRUST FUND.

         (a) Except as otherwise provided in Article VII, as of each Valuation Date the Trustee shall determine the net worth of the assets of the Fund, and report, in writing, the value of the Fund and each Separate Plan Account to the Employers and the value of each Separate Plan Account to the Administrator of the respective Participating Plan. In determining such net worth, the Trustee shall value the assets of the Fund at their fair market value as of such Valuation Date and shall deduct all expenses chargeable to the Fund.

         (b) In determining and valuing the assets and liabilities of the Fund for any purpose, the Trustee may rely upon any information it believes to be reliable including appraisals, reports of sales and of bid and asked prices of issues listed on an exchange as disclosed in newspapers of general circulation or in generally recognized financial services, or quotations with respect to unlisted issues as supplied by any reputable broker or investment bank or from any other source that the Trustee believes to be reliable.

         (c) In the event the Trustee considers the method hereinbefore in this Section provided to be impracticable because of the fact that any of the securities included in the Fund are not quoted or listed, or for any other reason, then the Trustee may employ at the expense of the Fund two reputable brokers, members of the New York Stock Exchange or any other recognized stock exchange, to appraise such securities for the purpose of obtaining the value of the Fund and for any other purpose in the administration of the Master Trust, or the Trustee may make such determination based upon its own analysis of such records or reports of any company issuing such securities as are made available to it or which it can obtain with reasonable diligence.

5.9 ALLOCATION OF EARNINGS, LOSSES AND EXPENSES OF FUND AMONG SEPARATE PLAN ACCOUNTS.

         As of each Valuation Date or more frequently as determined by the Trustee or directed by the Sponsor, any increase or decrease in the net worth of the Fund attributable to investment earnings, gains, losses, expenses and unrealized appreciation or depreciation, as determined by the Trustee, shall be credited to or deducted from each Separate Plan Account as follows:

         (a) Any expenses or portions thereof which are separately identifiable as attributable to a Separate Plan Account, rather than to the Fund as a whole, shall be charged against such Separate Plan Account. To the extent that any expenses or portions thereof are not separately identifiable as attributable to a Separate Plan Account, the Trustee shall allocate such expenses among all Separate Plan Accounts in proportion to the value that each such account bears to the total of all such accounts.

         (b) Investment earnings, gains, losses, and unrealized appreciation or depreciation shall be allocated among all Separate Plan Accounts in proportion to the value that each such account bears to the total of all such accounts.

                                   ARTICLE VI

                        DUTIES AND POWERS OF THE TRUSTEE

6.1      ACCOUNTING, REPORTS, RECORDS AND CERTIFICATES.

         (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, which shall show the complete record of the operation of the Fund and each Separate Plan Account, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by any person designated in writing by the Sponsor, or in the case of the books and records of a Separate Plan Account, the Administrator of such Participating Plan.

         (b) Except as otherwise provided in Article VII, the Trustee shall also furnish to each Employer (or to such person as may be designated by the Employer), financial transaction statements which reflect all receipts and disbursements, but the Trustee shall not be required to furnish such statements more than once each month.

         (c) Within ninety (90) days following (i) the close of each plan year,
(ii) the resignation or removal of the Trustee as provided for in Article IX hereof, (iii) the termination of this Master Trust as provided in Article X, or
(iv) the completion of the application or distribution of any Separate Plan Account upon termination or withdrawal of a Participating Plan as provided for in Article XI hereof, the Trustee shall file with the Employer (or such person as may be designated by the Employer) a written account setting forth all investments, receipts, disbursements and other transactions of the Fund and each Separate Plan Account (or, in the case of the withdrawal or termination of a Participating Plan, the Separate Plan Account of such Plan) effected by it during such year or during the period from the closing date of the last preceding written account to the date of such resignation or removal or to the date of such completion of application or distribution of funds. Each such account shall set forth in summary form the receipts and disbursements of the Trustee for the period accounted for and shall include a description of all securities and other assets purchased and sold during the period accounted for, and the cost or proceeds of sale thereof, and shall show all cash, securities and other property held at the end of such period, and the cost and then market value of each item thereof. Except as otherwise prescribed by the Act, the Trustee shall be forever released and discharged from any liability or accountability to anyone as respects the propriety of its acts or transactions shown in such account, except with respect to any such acts or transactions as to which the Employer or Administrator of a Participating Plan shall, within the one-year period after such account shall have been filed with the Employer and with each Administrator of a Participating Plan, file with the Trustee a written statement setting forth its or their exceptions or objections. If such statement is filed with the Trustee and the matters thereby brought into controversy cannot be adjusted by agreement between the Employer and/or such Administrator and the Trustee, then the Trustee shall file such account in any court of competent jurisdiction for audit and adjudication, as provided in Section 13.5 hereof. The written approval by the Employer and by the Administrator of any account filed by the Trustee with the Employer and each Administrator shall forever release and discharge the Trustee from any liability or accountability to anyone as respects the propriety of its acts or transactions shown in such account.

         (d) The records of the Trustee pertaining to a Participating Plan shall be open to the inspection of the Administrator and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer or Administrator may specify in writing. The Trustee shall furnish the Administrator with such information relating to interest of a Participating Plan in the Trust Fund as the Administrator shall consider necessary.

         (e) The Trustee shall cooperate with each Employer and Administrator and the trustee of any Separate Trust in the preparation and filing of such returns, reports and other information concerning the Master Trust or a Participating Plan required to be prepared by or filed with the Internal Revenue Service or Department of Labor.

6.2      AGENTS.

         (a) With the approval of the Sponsor, the Trustee may employ such counsel, accountants, brokers, actuaries and other agents and provide for such clerical, accounting, actuarial and other services as the Trustee may deem advisable to perform its duties under this Master Trust Agreement, or as may be directed by the Administrator of a Participating Plan.

         (b) The Trustee may enter into contracts in such form as it shall determine with one or more persons, firms, corporations or associations to provide administrative services in handling investments, including custodial arrangements with qualified parties.

6.3      GENERAL POWERS OF THE TRUSTEE.

         The Trustee shall have all of the powers necessary or desirable to perform properly the duties herein set forth.

6.4      INVESTMENT POWERS OF THE TRUSTEE.

         In extension and not in limitation of the powers given it by law or by other provisions of this Agreement, and subject to the provisions of Article VII hereof, the Trustee shall have the following powers with respect to the Fund; each and all of which powers may be exercised without court order or other legal formality:

         (a) To invest and reinvest any monies at any time forming a part of the Fund in any property, real, personal or mixed or any interest therein, wherever situate, which, in the opinion of the Trustee, offers possibilities for investment return through either capital appreciation or income or both, including, but not limited to, savings accounts or other savings investment media which are maintained by the banking department of the Trustee or an affiliate of the Trustee (including savings accounts and savings investment media whose balances exceed the maximum amount insured from time to time by the Federal Deposit Insurance Corporation), capital or common stock (whether voting or non-voting and whether or not currently paying a dividend), preferred or preference stock (whether voting or non-voting and whether or not currently paying a dividend), convertible securities, corporate and governmental obligations, shares of open-end investment companies as defined in the Investment Company Act of 1940 (including such investment companies designated by the Sponsor to which the Trustee or an affiliate provides investment advisory, investment management or other similar services for a fee provided that the Participating Plans do not pay any investment advisory, investment management or similar fee with respect to Fund assets invested in such investment company for the entire period of such investment), real property, leaseholds, ground rents, mortgages, junior mortgages and other interests in realty, notes and other evidences of indebtedness or ownership (secured or unsecured), contracts, partnership or joint venture interests chooses in actions, and warrants and other instruments entitling the owner thereof to subscribe to or purchase any of the aforesaid. Subject to the provisions of Section 6.5 hereof, investments pursuant hereto may be made by the Trustee without any duty to refrain from making investments which by any statute, rule of court or custom would not be considered appropriate investments for a trustee or which are not productive of income and without any limitation because of the size or nature of any investment, the size or nature of the enterprise in which any investment is made, the lack or absence of certainty or regularity of return on the investment or the volatile nature of the market value of any investment. A substitute Trustee need not request Internal Revenue Service approval of any investment in the Fund at the time it assumes its duties.

         (b) To invest, with respect to any Participating Plan, in Employer Securities in accordance with the provisions of such Participating Plan and its Separate Trust.

         (c) To retain, manage, operate, repair, develop, preserve, improve, mortgage or lease for any period any real, personal or mixed property held by the Trustee upon such terms and conditions as the Trustee deems proper, either alone or by joining with others, using other trust assets for any such purposes if deemed advisable by the Trustee; to modify, extend, renew or otherwise adjust any or all of the provisions of any such mortgage or lease, including the waiver of rentals, if deemed advisable by the Trustee; and to make provisions for the amortization of the investment or in depreciation of the value of such property as it may deem advisable.

         (d) To make, execute, acknowledge and deliver any and all deeds, leases, assignments and instruments.

         (e) To borrow or raise money, from its own banking department or from any other person, for the purposes of the Fund to the extent that the Trustee shall deem desirable, including the borrowing of money for the purposes of acquiring, improving, developing and repairing real, personal or mixed property, or any interest therein and any other property, and for the purpose of acquiring any property owned by the Employer to the extent permitted by the Act, the Code and the Internal Revenue Regulations, upon such terms and conditions as the Trustee, in its absolute discretion may deem desirable and proper, provided consent to such borrowing is first obtained from the Sponsor. For any sum so borrowed, the Trustee may issue a promissory note as Trustee, and secure the repayment thereof by pledging, mortgaging, or otherwise assigning all or any part of the Fund.

         (f) To sell or otherwise dispose of, either by public or private sale, any property, real, personal or mixed, at any time held by the Trustee, for such considerations, and on such terms and conditions as to credit or otherwise as the Trustee may deem best, and to make contracts and grant options with respect to any such property, to bid for and become the purchaser of any property so sold on behalf of the Fund at any public sale thereof, and to again sell the same without liability for any resulting loss.

         (g) To write call option contracts which give another the right to purchase from the Trustee, at a future time, any stock or security of any company, and to purchase call option contracts which give the Trustee the right to purchase from another, at a future time, any stock or security of any company if (i) with respect to the writing of a call option contract, at the time the contract is written and except in extraordinary circumstances, as long as it is outstanding, the assets of the Fund include a sufficient number of shares of the stock or security which is the subject of the contract to fulfill the contract or (ii) with respect to the purchase of a call option contract, the purchase is a closing purchase transaction, i.e., the purchase is for the purpose of enabling the Trustee to liquidate its position as a writer of a call option contract. Each Employer realizes that there are risks inherent in the transactions described above, but it believes that the possibility of preserving the capital and income values of the Fund may be enhanced by the prudent use of the discretion granted herein.

         (h) To exchange any property at any time held by the Trustee for other property, upon such terms and conditions as the Trustee deems advisable, and to pay and receive money to effect equality in price.

         (i) To vote in person or by proxy any stocks, bonds or other securities held by the Trustee; to exercise any options appurtenant to any stocks, bonds or other securities, or to exercise any right to subscribe for additional stocks, bonds or other securities, and to make any and all necessary payments therefor; to join in, or to dissent from, and to oppose, the reorganization, recapitalization, consolidation, liquidation, sale or merger of corporations or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise.

         (j) To compromise, compound and settle any debt or obligations upon such terms as the Trustee may deem advisable and to agree to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default, or otherwise enforce any such obligation.

         (k) To cause any investments from time to time held by it to be registered in, or transferred into, its name as Trustee, or the name of a nominee, or to retain them unregistered or in form permitting transferability by delivery, but the books and records of the Trustee shall at all times show that all such investments are part of the Fund.

         (l) To retain any stocks or other property received as a result of the exercise of any of the powers herein granted or transferred to the Master Trust from a Separate Trust, whether or not investment in such stocks or other property is authorized by paragraph (a) of this Section.

         (m) To organize and incorporate under the laws of any state the Trustee may deem advisable one or more holding corporations for the purposes of acquiring and holding title to any real or personal property which the Trustee is authorized to acquire under paragraph (a) of this Section, and to exercise with respect thereto any and all of the powers, functions and duties set forth in this Section.

         (n) To retain any cash, by deposits in the banking department of the Trustee or an affiliate of the Trustee, even if the balances in any such account exceed the maximum amount insured from time to time by the Federal Deposit Insurance Corporation, or otherwise any portion of the Fund as the Trustee, in its absolute discretion, may deem advisable, at a reasonable rate of interest, or without liability for interest in the case of cash temporarily in its hands for an anticipated short term pending investment or distribution.

         (o) To cause any or all funds of this Trust to be invested and reinvested in any proportion through the medium of any combined, common or commingled trust fund or funds established by the Trustee for the investment of trust funds held by the Trustee, whether or not such funds are limited to qualified retirement plans (all such funds being hereinafter referred to as the "Combined Funds"). In connection with the participation of this Master Trust in any of the Combined Funds, where required by law or the terms of any such Combined Fund, the instrument establishing such Combined Fund is hereby adopted and made a part of this Master Trust Agreement, to the extent such instrument does not violate the Act or the Code and does not affect the tax qualification of a Participating Plan, and any funds of this Master Trust invested in any of the Combined Funds shall be subject to all the provisions thereof, as the same may be amended from time to time.

         (p) To hold and administer the Fund without distinction between principal and income, and as a single fund without physical separation of any separate funds or accounts provided for in a Participating Plan, except where such Participating Plan or this Master Trust clearly requires the segregation of Fund assets.

         (q) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

         Each and all of the foregoing powers may be exercised without court order or other legal formality. No one dealing with the Trustee need inquire concerning the validity or propriety of any thing that is done or need see to the application of any money paid or property transferred to or upon the order of the Trustee.

6.5      LIABILITY OF THE TRUSTEE.

         (a) The Trustee shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall diversify the investments of the Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustee shall perform its duties in accordance with each Participating Plan insofar as such Participating Plan is consistent with the provisions of the Act. The Trustee shall be under no duty to defend or engage in any suit with respect to the Fund or any Separate Plan Account unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction. To the extent not prohibited by the Act, the Trustee shall not be responsible in any way for any action or omission of any Employer or the Administrator of a Participating Plan with respect to their duties and obligations as set forth in the Participating Plan and this Agreement. To the extent not prohibited by the Act, the Trustee shall also not be responsible for any action or omission of any of its agents or with respect to reliance upon the advice of its counsel (whether or not such counsel is also counsel to an Employer or the Administrator of a Participating Plan), provided that such agents or counsel were prudently chosen by the Trustee and that the Trustee relied in good faith upon the action of such agent or the advice of such counsel. The Trustee shall not be relieved from responsibility or liability for any responsibility, obligation or duty imposed upon it under a Participating Plan or under the Act. Nothing herein shall preclude the indemnification of the Trustee by the Sponsor or any Employer nor prevent the Trustee from purchasing liability insurance to protect the Trustee against liability or losses occurring by reason of any act or omission of the Trustee, to the extent that such insurance is permissible under the Act.

         (b) The Trustee is a party to this Agreement solely for the purposes set forth in this Agreement and each Participating Plan, and to perform the acts set forth therein, and no obligation or duty shall be expected or required of it except as expressly stated in a Participating Plan or this Agreement.

6.6      FEES AND EXPENSES.

         (a) The Trustee shall be entitled to receive such fees as may be mutually agreed upon in writing between the Sponsor and the Trustee. A copy of such agreement shall be delivered by the Sponsor to each Employer. The Trustee's fees shall be charged to and paid by the Fund unless otherwise paid by one or more Employers.

         (b) The Trustee shall be entitled to reimbursement from the Fund for its actual out-of-pocket expenses incurred in the performance of its duties hereunder, but none of the general overhead expenses of the Trustee shall be included in the term "out-of-pocket" expenses. All fees, including those of the Trustee, and expenses incurred by the Trustee in the performance of its duties hereunder and all other proper charges and disbursements of the Trustee, shall be paid from the Fund unless paid by one or more Employers. All bond premiums, with respect to a Participating Plan and the Master Trust shall be paid by the Trustee from the Fund to the extent legally permissible unless otherwise paid by one or more Employers. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect to the Fund or the income thereof shall be paid from the Fund.

         (c) All fees and expenses payable by reason of Section 6.6(a) or (b) above shall be charged to the Separate Plan Account of each Participating Plan in accordance with Section 5.9.

6.7      FREEDOM FROM LIABILITY AS TO VALIDITY OF AGREEMENT.

         Anything herein contained to the contrary notwithstanding, the Trustee shall not have any responsibility for the validity of this Master Trust Agreement.

                                   ARTICLE VII

                               INVESTMENT MANAGER

7.1      APPOINTMENT OF INVESTMENT MANAGER.

         (a) The Sponsor may appoint one or more "Investment Managers" to manage the investment of all or any portion of the Trust Fund (including the power to acquire and dispose of all or any portion thereof). If the Sponsor appoints one or more Investment Managers, it shall notify the Trustee and each Employer in writing of such appointment and direct the segregation of the portion of the Trust Fund to be managed by each Investment Manager. The Sponsor shall also deliver to the Trustee and each Employer:

                  (1) a copy of the agreement between the Sponsor and the Investment Manager (along with any subsequent amendments thereto), and

                  (2) an acknowledgment by the Investment Manager that it is a fiduciary with respect to the Master Trust and each Participating Plan. The Trustee shall be fully protected in relying upon such documents until otherwise notified in writing by the Sponsor.

         (b) The Trustee shall not be a party to any agreement with an Investment Manager, and the terms and conditions of appointment, authority and retention of an Investment Manager shall be the sole responsibility of the Sponsor.

7.2      QUALIFICATION OF INVESTMENT MANAGER.

         Each Investment Manager shall either be:

         (a) registered as an Investment Advisor under the Investment Advisor's Act of 1940, or

         (b) a bank (as defined in that Act), or

         (c) an insurance company qualified to manage, acquire, or dispose of trust assets under the laws of more than one state.

7.3      ESTABLISHMENT OF DIRECTED FUNDS.

         (a) Upon the appointment of one or more Investment Managers pursuant to
Section 7.1, the Trustee shall segregate the portion or portions of the Trust Fund to be managed by such Investment Manager in a separate account (the "Directed Fund or Funds").

         (b) Any portion of the Trust Fund which is not segregated into a Directed Fund or Funds shall be held by the Trustee in a separate account (the "General Fund").

         (c) Allocation of assets of the Fund between and among the General Fund and the Directed Fund or Funds shall be determined by the Sponsor.

         (d) Allocation of Participating Plan contributions and transfers to the Fund between and among the General Fund and the Directed Fund or Funds shall be determined by the Employer pursuant to the Participating Plan.

         (e) Disbursements made in accordance with Section 5.4, and fees and expenses, paid in accordance with Section 6.6 (except for fees or expenses of an investment manager or other expenses attributable to a Directed Fund), shall be paid from the General Fund to the extent of the balance thereof. If, at any time, the balance of the General Fund is not sufficient to pay such disbursements, fees, or expenses, the Trustee (upon authorization by the Sponsor) shall request each Investment Manager to liquidate, on a pro rata basis, the portion of such Investment Managers Directed Fund necessary to make such payments. Any amount in the General Fund which is not necessary to cover estimated disbursements, fees and expenses shall be credited to the Directed Fund or Funds established hereunder at such times and in such manner as the Trustee is instructed in writing by the Sponsor.

7.4      POWERS AND DUTIES OF THE INVESTMENT MANAGER.

         (a) Unless the Sponsor specifically limits the powers of an Investment Manager in an agreement between the Sponsor and the Investment Manager and notifies the Trustee in writing of such limitation, each Investment Manager shall have the exclusive power to direct the Trustee as to the investment and reinvestment of all assets under its management and the Trustee shall exercise its powers as set forth in Article VI as directed by each such Investment Manager.

         (b) In addition to the powers set forth in Section 7.4(a) above, each Investment Manager at any time, and from time to time, may issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transactions, the Trustee, upon request by an Investment Manager, shall deliver appropriate trading authorizations to the Investment Manager. Written notification of the issuance of such order shall be given promptly to the Trustee by the Investment Manager and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof, and to deliver securities sold against payment thereof, as the case may be.

         (c) Under no circumstances shall any Investment Manager act as custodian for any portion of Trust Fund, or take, have possession of, or remove from custody of the Trustee any portion of the Trust Fund.

         (d) Each Investment Manager shall furnish the Trustee from time to time with the names and signatures of those persons who shall be authorized to direct the Trustee on its behalf hereunder. The Trustee shall have the right to request that all directions by an Investment Manager be in writing and shall assume no liability hereunder for failure to act pursuant to such directions unless and until it shall receive directions in form satisfactory to it.

         (e) Within twenty (20) days after the end of each calendar quarter, each Investment Manager shall furnish each Employer (or such person as may be designated by the Employer) with a summary report on the operation of its Directed Fund for such quarter.

         (f) As of each Valuation Date, each Investment Manager shall determine the net worth of the assets in its Directed Fund and report such value to the Sponsor (or such person as may be designated by the Sponsor) of each and the Trustee in writing. In determining such net worth, the Investment Manager shall evaluate the assets of its Directed Fund at their fair market value as of such Valuation Date and shall deduct all expenses chargeable to the Directed Fund. Said valuation shall be made in accordance with Section 5.8(b) and (c) hereof. The Trustee, in preparing any report required under Article VI which reflects the value of a Directed Fund as of such Valuation Date, may conclusively rely on the valuation furnished by such Investment Manager.

7.5      DUTIES OF THE TRUSTEE.

         (a) The Trustee shall manage the investment of all funds in the General Fund consistent with the purpose and function of the Fund and in connection therewith, shall have all of the powers specified in Article VI.

         (b) All transactions in or from a Directed Fund related to the acquisition or disposal of assets, as well as all purchases and sales of assets shall be made upon such terms and conditions and from or through such principals and agents as the Investment Manager shall direct.

         (c) Nothing herein shall confer any obligation upon the Trustee to invest or reinvest account balances of any Directed Fund unless and until it receives directions from an Investment Manager. The Trustee may, however, agree with the Investment Manager to manage the investment or reinvestment of any cash reserve in such Directed Fund on a day to day or other short term basis.

         (d) The Trustee shall transmit to each Investment Manager and the Sponsor (or such person as may be designated by the Sponsor) within fifteen (15) days after the close of each month, a principal transaction statement (including a statement of principal cash) and a statement of all investments in the Directed Fund.

7.6      FEES OF INVESTMENT MANAGER.

         Each Investment Manager shall be entitled to receive such fees as may be mutually agreed upon in writing between the Sponsor and such Investment Manager. The fees of the Investment Manager shall be paid from the Trust Fund and charged against the Directed Fund of that Investment Manager as directed by the Sponsor unless otherwise paid by the Sponsor or by one or more Employers.

7.7      REMOVAL OF INVESTMENT MANAGER.

         The Sponsor reserves the right to remove any Investment Manager appointed hereunder at any time by delivering written notice of such removal to the Investment Manager, the Trustee and each Employer. The Trustee shall be under no duty or obligation to inquire into or question the propriety of any such removal by the Sponsor. The Trustee shall not be deemed to have any responsibility to manage any asset held in a Directed Fund upon the removal of any Investment Manager unless and until it has been notified in writing by the Sponsor that such Investment

Manager's authority has terminated and that the Directed Fund is to be integrated with the General Fund. Such notice shall not be deemed effective until two (2) business days after it has been received by the Trustee.

7.8      LIABILITY OF TRUSTEE.

         (a) Supervision of the Investment Managers shall be the exclusive responsibility of the Sponsor. The Trustee shall be under no duty or obligation to:

                  (i) question any direction of any Investment Manager,

                  (ii) review (with respect to prudence, proper diversification, liquidity, or otherwise) any Directed Fund or any security or other property to be acquired, held, or disposed of pursuant to the directions of an Investment Manager,

                  (iii) make any recommendations with respect to the disposition or continued retention of any securities or other property held in a Directed Fund, or

                  (iv) determine whether the directions of an Investment Manager comply with the terms of this Master Trust, any agreement entered into between the Sponsor and the Investment Manager or any applicable federal, state or local law, ordinance, statute, or regulation.

         (b) In the event that the assets of a Directed Fund shall become integrated at any time with the General Fund, the Trustee shall not be liable for any losses to the Fund resulting from the disposition of any investment made by an Investment Manager or for the holding of any illiquid or unmarketable securities or the holding of any other asset acquired by the Investment Manager if it is unable to dispose of such investment because of any securities laws restrictions or if an orderly liquidation of such investment is difficult under prevailing conditions, or for failure to comply with any investment or diversification limitations imposed by the Sponsor or for any other violation of the terms of this Agreement or applicable law or laws as a result of the addition of Directed Fund assets to the General Fund.

         (c) The Trustee shall be fully protected in acting or omitting to act in accordance with, or in the absence of, the directions of an Investment Manager, unless the Trustee knows that by such action or failure to act it would be committing or participating in a breach of fiduciary duty by the Investment Manager. The Trustee shall be indemnified and held harmless by the Sponsor from and against any claim or liability which may be asserted against it by reason of its acting or omitting to act pursuant to any direction from the Investment Manager or failing to act in the absence of any such direction.

7.9      SPONSOR MAY ACT THROUGH ADMINISTRATOR.

         All actions required or permitted to be taken by the Sponsor with respect to this Article VII may be taken by the Administrator of the Participating Plan.

                                   ARTICLE VII

                        RESIGNATION OR REMOVAL OF TRUSTEE

8.1      RESIGNATION OF TRUSTEE.

         The Trustee may resign from this Agreement at any time by giving each Employer and the Administrator of each Participating Plan written notice of such resignation.

8.2      REMOVAL OF TRUSTEE.

         The Trustee may be removed by the Sponsor at any time. Notice of said removal shall be in writing and mailed or delivered by hand to the Trustee, each Employer and the Administrator of each Participating Plan.

8.3      EFFECTIVE DATE OF RESIGNATION OR REMOVAL.

         Resignation of the Trustee shall take effect on the date specified in the notice of resignation, but the date thus specified shall not be less than sixty (60) days following the date of receipt of such notice by the Sponsor. Removal of the Trustee shall take effect immediately upon receipt of the notice of removal by the Trustee, or on such later date as may be specified in the notice of removal.

8.4      EFFECT OF REMOVAL OR RESIGNATION, APPOINTMENT OF SUCCESSOR.

         (a) In no event shall the resignation or removal of the Trustee terminate this Agreement. Upon the resignation or removal of the Trustee, the Sponsor shall have the duty forthwith of appointing a successor Trustee to carry out the terms of this Agreement. Notice in writing of such appointment of a successor Trustee shall be given to the Trustee resigning or being removed by the Sponsor, to each Employer, and to the Administrator of each Participating Plan. Any successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Sponsor without the signing or filing of any further statement.

         (b) In the event of the resignation or removal of the Trustee, and upon the appointment of a successor trustee and the acceptance of such trustee, the Trustee shall turn over to its successor trustee the entire Fund.

         (c) All records or books of account pertaining to the Fund which are in the possession of the Trustee shall be turned over to the successor trustee, provided that the Trustee shall be given a reasonable time, not to exceed sixty
(60) days, to complete its accounting before making such turnover. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, shall execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Upon such resignation or removal of a corporate Trustee, it shall be entitled to be paid its fee, if any, earned to the date of such resignation or removal.

         (d) A successor trustee shall have the same powers and duties as those herein conferred upon the Trustee. A successor trustee may be removed or may resign in the same manner, and, in the event of such removal or resignation of a successor trustee, the same steps shall follow as on removal of the Trustee.

         (e) When the assets of the Fund shall have been transferred and delivered to the successor trustee and the accounts of the Trustee shall have been settled in accordance with Section 6.1(c) hereof, the Trustee shall be forever released and discharged from all further accountability, responsibility and liability to anyone for assets of the Fund and shall not be responsible in any way for the further disposition of the Fund.

                                   ARTICLE IX

                  CONTINUANCE AND TERMINATION OF THIS AGREEMENT

9.1      TERM OF THIS AGREEMENT.

         This Agreement shall continue as long as any Participating Plan is in full force and effect unless sooner terminated by the Sponsor.

9.2      MANNER AND EFFECT OF TERMINATION.

         (a) If all Participating Plans cease to be in full force and effect, this Agreement shall thereupon terminate unless expressly extended by the Sponsor.

         (b) Notice of termination of this Agreement by the Sponsor shall be in writing and mailed or delivered by hand to the Trustee, each Employer and the Administrator of each Participating Plan. Termination of the Agreement shall take effect on the date specified in the notice of termination, but the date thus specified shall not be less than thirty (30) days following the date of mailing or delivery of such notice.

         (c) In the event of termination of this Agreement, the Trustee shall allocate Fund assets among the Separate Plan Accounts in accordance with the instructions of the Sponsor and each Employer. The assets so allocated to each Separate Plan Account shall be segregated in a separate account and shall be administered as a separate trust in accordance with the terms of this Agreement until such time as the Employer executes a new trust agreement for such separate account or directs the Trustee to transfer such separate account to a Separate Trust; provided, however, all powers exercisable by the Sponsor hereunder shall be exercisable by the Employer with respect to such separate account.

         (d) In the event the assets of a Separate Plan Account are to be transferred to the trustee of a Separate Trust or a new trust agreement, all records or books of account pertaining to the Separate Plan Account which are in the possession of the Trustee shall be turned over to such trustee, provided the Trustee shall be given a reasonable time, not to exceed sixty (60) days, to complete its accounting before making such turnover. The Trustee shall also be entitled to be paid its fee, if any, attributable to such Separate Plan Account, earned to the date of transfer.

         (e) When the assets of the Separate Plan Account shall have been transferred and delivered to such other trustee of a Separate Trust or any new trust agreement and the accounts of the Trustee have been settled in accordance with Section 6.1(c) hereof, the Trustee shall be forever released and discharged from all further accountability, responsibility and liabilities to anyone for assets of the Separate Plan Account and shall not be responsible in any way for the further disposition of the Separate Plan Account.

                                    ARTICLE X

               TERMINATION OR WITHDRAWAL OF A PARTICIPATING PLAN;
                      TRANSFER OF ASSETS TO SEPARATE TRUST

10.1     TERMINATION OF A PARTICIPATING PLAN.

         Upon the termination of a Participating Plan, the Separate Plan Account of such Participating Plan shall be allocated and distributed or held by the Trustee as provided in such Participating Plan.

10.2     WITHDRAWAL OF A PARTICIPATING PLAN.

         (a) An Employer may cause any Participating Plan it maintains to withdraw from this Master Trust by delivering notice of such withdrawal to the Trustee and the Sponsor.

         (b) The Sponsor may cause any Participating Plan to withdraw from this Master Trust by delivering notice of such withdrawal to the Trustee and the Employer maintaining such Participating Plan. The Sponsor shall give notice of withdrawal to the Trustee for any Participating Plan maintained by an Employer that no longer qualifies as such.

         (c) A notice of withdrawal shall be in writing and mailed or hand delivered to the Trustee. Such withdrawal shall be effective on the date specified in the notice, but the date thus specified shall not be less than thirty (30) days following the date of mailing or delivery of such notice, unless the notice of withdrawal is given because of Participating Plan no longer meets the requirements of Section 401(a) of the Code, in which case the notice of withdrawal shall be effective immediately.

         (d) Upon delivery of notice of withdrawal of a Participating Plan, the Trustee shall withdraw from the Fund such assets allocable to the Separate Plan Account of such Participating Plan as may be designated by the Sponsor and the Employer maintaining such Participating Plan and shall segregate such assets in a separate account for such Participating Plan. Such separate account shall continue to be administered as a separate trust in accordance with this Master Trust Agreement, until the Employer executes a new trust agreement for such separate account or directs the Trustee to transfer such separate account to a Separate Trust; provided, however, all powers exercisable by the Sponsor hereunder shall be exercisable by the Employer with respect to such separate account.

         (e) In the event the assets of a Separate Plan Account are to be transferred to another trustee under a Separate Trust or a new trust agreement, the provisions of Section 9.2(d) and (e) shall apply.

10.3     TRANSFER OF ASSETS TO SEPARATE TRUST.

         With the prior consent of the Sponsor, an Employer may direct the Trustee to transfer any part of the Separate Plan Account of a Participating Plan to a Separate Trust upon not less than thirty (30) days written notice to the Trustee. Such transfer shall not be deemed a withdrawal of such Participating Plan from this Master Trust.

10.4     IRREVOCABILITY OF CONTRIBUTIONS.

         Except as otherwise expressly provided in a Participating Plan, neither the termination of this Agreement, the withdrawal of a Participating Plan, the transfer of any assets, or any other action or non-action shall cause an Employer to have any right whatsoever with respect to any contribution, or any asset of the Fund or any Separate Plan Account, or any other matter or thing whatsoever in connection with the Fund or any Separate Plan Account, it being expressly agreed and understood that all contributions made are irrevocable and that none of said contributions may, under any circumstances other than as specifically set forth in a Participating Plan, be returned or used for the benefit of the Employer prior to the satisfaction of all liabilities under such Participating Plan.

                                   ARTICLE XI

                                   AMENDMENTS

11.1     AMENDMENTS SUGGESTED BY THE TREASURY DEPARTMENT.

         Any and all amendments to this Agreement which may be required or suggested by any employee or agent of the Internal Revenue Service for the purpose of the approval of a Participating Plan or this Trust under Sections 401 and 501 of the Code, or by any other governmental agency, shall be accomplished by the Sponsor and effected by written notice to the Trustee and each Employer.

11.2     OTHER AMENDMENTS.

         This Agreement may be amended by the Sponsor, and such amendment may be made retroactively to the extent permitted by law. The Sponsor shall give written notice of amendment to the Trustee and to each Employer. But no amendment to this Agreement may be made under this Section 11.2 which is prohibited under a Participating Plan, or which increases the duties of the Trustee without its consent.

                                   ARTICLE XII

                                  MISCELLANEOUS

12.1     RELIANCE.

         The parties hereto shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, statement or other document which they reasonably believed to be genuine and to have been signed by the proper party or parties or by a person or persons authorized to act on its behalf.

12.2     PERSONS DEALING WITH THE TRUSTEE.

         No person dealing with the Trustee shall be under any obligation to inquire into the validity, expediency or propriety of any action by the Trustee or of any exercise by it of any of the powers conferred upon it by this Agreement. The execution by the Trustee of any instrument, document or paper in connection with the exercise of any of the powers enumerated herein shall, of itself, be conclusive evidence to all persons of the authority of the Trustee to execute the same and to exercise the powers incident thereto.

12.3     ADVICE OF SPONSOR, COUNSEL, ETC.

         (a) If at any time or times the Trustee is in doubt as to the course which it should follow in any matter relating to the administration of this Agreement with respect to any Participating Plan, it may request the Sponsor to advise it with respect thereto and it shall be protected in relying upon the advice or direction which may be given it by the Sponsor, in writing, in response to such request.

         (b) In the event the Trustee has any reasonable doubt at any time as to its rights or obligations hereunder, or in the event of any dispute arising under the terms of this Agreement or a Participating Plan, in which dispute the Employer, the Administrator of a Participating Plan, any participant, any beneficiary or any person claiming an interest in the Fund or any Separate Plan Account is involved, the Trustee shall have the right to consult with legal counsel (including counsel for the Employer or the Administrator of any Participating Plan) and to obtain other professional assistance such as, for example, accountants or actuaries, to assist it in resolving such doubts, or to advise it with respect to the meaning or construction of this Agreement, or its obligations, powers or duties hereunder, or to advise it or represent it with respect to any action or proceeding or any question, and it shall be fully protected with respect to any action taken by it or omitted by it in good faith pursuant to the advice of such counsel or other such professional advisors. The fees and expenses of such counsel or such professional advisors shall be paid from the Fund, unless paid by one or more Employers.

12.4     NOTICES.

         (a) Except as otherwise provided by Section 7.9 hereof, any action by the Sponsor pursuant to this Agreement or by an Employer pursuant to any of the provisions of a Participating Plan or this Agreement shall be evidenced by a resolution of its Board of Directors, certified to the Trustee over the signature of the Employer's Secretary or Assistant Secretary under the corporate seal, and the Trustee shall be fully protected in acting in accordance with such resolution so certified to it. All orders, requests, directions and instructions of the Administrator of a Participating Plan to the Trustee shall be in writing, signed by the Chairman or Secretary of the Administrator or by any member or agent of the Administrator duly authorized to act on its behalf. Unless it knows that the direction constitutes a breach of the Administrator's duties or responsibilities under the Participating Plan, the Trustee shall act and shall be fully protected in acting in accordance with such orders, requests, directions and instructions. The Trustee shall not be liable to anyone for the inaction, action, mistaken action or other errors of an Administrator of a Participating Plan in directing or failing to direct the Trustee to make any payments to any participant or beneficiary.

         (b) Promptly after the execution of this Agreement or promptly upon an Employer's adoption of the Master Trust for any Participating Plan, as the case may be, each Employer shall furnish the Trustee with a list of the names of the Administrators of each Participating Plan maintained by the Employer and thereafter it shall, upon the removal or resignation of any Administrator of such Participating Plan, notify the Trustee of the name of the Administrator so removed or so resigning and at such time or times as a successor Administrator is appointed it shall notify the Trustee of the name of said successor. The Trustee may assume at all times that the Administrators of such Participating Plan, the Chairman and the Secretary of each Administrator are the same persons named in said list, unless it has received written notice from the Employer to the contrary.

12.5     JUDICIAL ACCOUNTING.

         Nothing contained in this Agreement or in any Participating Plan shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts. Upon any proceeding by the Trustee for a judicial settlement of its accounts or for instructions, the only necessary parties thereto in addition to the Trustee shall be the Employers. If the Trustee's statement or account proves accurate, the costs of such proceedings, including any reasonable counsel fee incurred by the Trustee, shall be paid from the Fund.

12.6     NO BOND OR SECURITY REQUIRED.

         The Trustee shall not be required to give any bond or other security for the faithful performance of its duties hereunder, unless otherwise required by law.

12.7     NO ASSIGNMENT OR ALIENATION.

         Subject to Section 414(p) of the Code relating to qualified domestic relations orders, and to such provisions for security for a loan to a participant as may exist in any Participating Plan, neither a participant nor a beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Participating Plan or this Trust, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under a Participating Plan or this Trust is not subject to attachment, garnishment, levy, execution or other legal or equitable process, except as specifically permitted by the Code or the Act or regulations thereunder.

12.8     LAW.

         This Agreement is made in the State of Missouri and shall be construed in accordance with the laws thereof, other than its laws respecting choice of law, to the extent not preempted by the Act.

12.9     INVALIDITY.

         In the event any provision of this Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, and this Agreement shall thereafter be construed and enforced as if said illegal or invalid provisions had never been included herein.

12.10    COPIES.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and their corporate seals to be hereunto affixed and attested as of the day and year first above written.

ATTEST:                                   DST SYSTEMS, INC.


/s/Robert Canfield                 BY:/s/Kenneth V. Hager

(Corporate Seal)

                                          UMB BANK, N.A.
                                          ("Trustee")


/s/L W Schutter                    BY:/s/Mark Herman SrVP

(Corporate Seal)